                                                                    EXHIBIT 99.1

                           $250,000,000 (Approximate)


               Long Beach Acceptance Auto Receivables Trust 2003-C
                   Class A-1 and Class A-2 Asset-Backed Notes


                           Long Beach Acceptance Corp.
                             Originator and Servicer


                     Long Beach Acceptance Receivables Corp.
                                   Transferor




                                October 15, 2003






                                [GRAPHIC OMITTED]

                       PRELIMINARY COMPUTATIONAL MATERIALS

                                [GRAPHIC OMITTED]

               Long Beach Acceptance Auto Receivables Trust 2003-C


                           $250,000,000 Class A Notes

--------------------------------------------------------------------------------
   (Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only;
          references to the Class R Certificate are provided solely for informational purposes.)
--------------------------------------------------------------------------------


              -------------------------------------=================================================================
              Class                                        Class A-1 Notes                 Class A-2 Notes
              ------------------------------------------------------------------------------------------------------
              Principal Amount                              $170,000,000                     $80,000,000
              Class Percentage                                 67.32%                           31.68%
              Expected Rating (Moody's/S&P)                    Aaa/AAA                         Aaa/AAA
              Pool APR                                         9.837%                           9.837%
              Pricing Prepayment Speed                        1.70% ABS                       1.70% ABS
              Projected Weighted Average Life                 1.00 Year                       3.12 Years
              Pricing Benchmark                                  EDSF                     Interpolated Swaps
              Expected Closing Date                       October 30, 2003                 October 30, 2003
              Payment Dates                            15th day of each month           15th day of each month
              Record Date                          Last day of the Accrual Period   Last day of the Accrual Period
              Interest Accrual                                 30/360                           30/360
              Delay Days                                          0                               0
              Final Scheduled Payment Date                   April 2008                       April 2010
              ERISA Eligible                                     Yes                             Yes
              -------------------------------------=================================================================

     The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the automobile loans provided by Long Beach Acceptance Corporation ("LBAC") and its affiliates. Neither LBAC nor any of its affiliates and Financial Security Assurance Inc. ("FSA") nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup's Syndicate Desk at (212) 723-6171.

     Citigroup is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


The Originator/Servicer/
Custodian:                 Long Beach Acceptance Corp. ("LBAC").

The Sellers:               Long Beach Acceptance Corp. ("LBAC") and Long Beach
                           Acceptance Receivables Corp. Warehouse I ("LBARC
                           WI").

Indenture Trustee/
Back-up Servicer/
Collateral Agent/
Trust Collateral Agent:    JP Morgan Chase ("Chase").

Owner Trustee:             Wilmington Trust Company ("Wilmington").

Lead Underwriter:          Citigroup Global Markets Inc. ("Citigroup").

Co-Underwriter:            Greenwich Capital Markets, Inc.

The Trust:                 Long Beach Acceptance Auto Receivables Trust 2003-C
                           (the "Trust") will be formed pursuant to a Trust
                           Agreement between Long Beach Acceptance Receivables
                           Corp. (the "Transferor"), a wholly-owned subsidiary of LBAC, and Wilmington.

Pledged Property:          The property pledged by the Trust to the Indenture
                           Trustee for the benefit of the Noteholders and the
                           Note Insurer (the "Pledged Property") will include
                           (i) a pool of retail installment sale contracts originated by LBAC secured by the new and used automobiles, vans, sport utility vehicles and light-duty trucks financed thereby (the "Automobile
                           Loans") aggregating approximately $252,525,264.85 in principal amount (the "Original Pool Balance") as of September 30, 2003 (the "Cut-off Date"); (ii) all moneys received after the Cut-off Date with respect to the Automobile Loans; (iii) the security interests in the Automobile Loans; (iv) any proceeds of any physical damage insurance policies covering the Automobile Loans and any proceeds of any credit life or credit disability insurance policies relating to the Automobile Loans or the obligors; (v) any dealer recourse (exclusive of any dealer charge-back obligation); (vi) property (including the right to receive future Liquidation Proceeds) that shall have secured an Automobile Loan and shall have been repossessed by or on behalf of the Trust; (vii) the legal files and receivable files related to the Automobile Loans; (viii) the rights of the Trust under the Purchase Agreement; (ix) all Recoveries and Liquidation Proceeds with respect to the Automobile
                           Loans; (x) refunds for the costs of extended service contracts and of certain unearned premiums with respect to the Automobile Loans or Obligors; (xi) all other assets comprising the Trust, including, but not limited to, all funds on deposit from time to time in all accounts established, maintained and held as part of the Trust, including without limitation, amounts, if any, available to draw upon from the Demand Note;
                           (xii) all amounts and property from time to time held in or credited to the Lock-Box Account with respect to the Automobile Loans (as described in the Prospectus); and (xiv) all proceeds of the foregoing.

The Notes:                 The Trust will issue two classes of Asset-Backed
                           Notes pursuant to an Indenture between the Trust and the Indenture Trustee, designated Class A-1 (the
                           "Class A-1 Notes"), in an aggregate original principal amount of approximately $170,000,000, and Class A-2 (the "Class A-2 Notes"), in an aggregate original principal amount of approximately
                           $80,000,000. The Class A-1 and Class A-2 Notes are collectively referred to herein as the "Class A
                           Notes" or "Notes", and will be issued in an aggregate original principal amount of approximately
                           $250,000,000. The Notes will be secured by the Pledged Property as and to the extent provided in the Indenture. The Trust will also issue a certificate
                           (the "Class R Certificate") evidencing the right, subject to certain conditions described herein, to excess cash flow arising from the Automobile Loans.
                           The Class R Certificate and the Notes are referred to herein collectively as the "Securities". Only the Class A Notes are being offered by the Prospectus.

                           Class A Notes will be available in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------

The Class R
Certificate:               The Trust will issue a Class R Certificate, which
                           represents the equity ownership in the Trust and is subordinate in right of payment to the Notes to the extent described in the Sale and Servicing Agreement.
                           The Class R Certificate does not have a principal balance. The Class R Certificate is not being offered by the Prospectus and will initially be held by the Transferor (the "Class R Certificateholder").

The Policy:                On the Closing Date, Financial Security Assurance
                           Inc. (the "Note Insurer" or "FSA") will issue a financial guaranty insurance policy (the "Policy") to the Trust Collateral Agent for the benefit of the Class A Noteholders. Pursuant to the Policy, the Note
                           Insurer will unconditionally and irrevocably guarantee to the Class A Noteholders payment of the Scheduled Payments (as defined below) on each Payment
                           Date.

                           The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                           "Scheduled Payments" means, with respect to each Payment Date, the payments to be made to the Class A Noteholders in an aggregate amount equal to (i) the Class A Interest Payment Amount payable on such Payment Date and (ii) an amount necessary to remedy any undercollateralization of the Class A Notes. The
                           Note Insurer will also make payment of any unpaid interest and principal due on the Class A Notes on their respective Final Scheduled Payment Dates.

                           Scheduled Payments shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Note by any governmental authority. The Policy is described in greater detail in the Prospectus.

Payments to
Noteholders:               Payments of interest on the Notes, to the extent
                           funds are available therefor, will be made on the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day)
                           (each, a "Payment Date"), commencing November 17,
                           2003. With respect to the first Payment Date, 15 days of interest will be paid at the Class A-1 Note Rate and Class A-2 Note Rate and with respect to all other
                           Payment Dates, 30 days of interest will be paid at the Class A-1 Rate and Class A-2 Note Rate, as applicable, in each case on the outstanding principal amount of the applicable class of Notes as of the close of business on the last day of the related
                           Collection Period (collectively the "Class A Interest
                           Payment Amount").

                           Payments of interest on a class of Notes will be made on a pro rata basis to holders of record of such class as of the last day of the related accrual period (each, a "Record Date"). The Record Date for the first Payment Date will be the Closing Date. Accrued interest on the Class A Notes will be calculated on a 30/360 basis.

                           Payments of principal (including without limitation any First Priority Principal Payment) on or in respect of the Class A Notes, to the extent funds are available therefor, will be distributed on each Payment Date first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero and then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, provided that on the Final Scheduled Payment Date for any class of Class A Notes, the Noteholders of such class shall be entitled to receive the then outstanding principal amount of such class.

Priority of
Payments:                  On each Payment Date, the Trust Collateral Agent
                           shall, from the Available Funds, make the following
                           Payments in the following order of priority:

                           (i)      first, to LBAC, the Monthly Dealer
                                    Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, and second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

                           (ii) to the Indenture Trustee, the Back-Up Servicer and the Custodian, the Indenture Trustee Fee, the Back-up Servicer Fee and the Custodian Fee, respectively, and all unpaid Indenture Trustee Fees, Back-up Servicer Fees and Custodian Fees from prior Collection Periods;

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


                           (iii) to the Class A-1 Noteholders and Class A-2 Noteholders, pro rata based on the Note Interest due on each class of Class A Notes, the sum of the Class A Interest Payment Amount and any Class A interest carryover shortfall;

                           (iv) to the Class A Noteholders an amount equal to the First Priority Principal Payment, distributed on each Payment Date first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero and then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero;

                           (v) to the Note Insurer, an amount equal to the Reimbursement Obligations (as defined herein), other than the Note Insurer premium;

                           (vi)     to the Note Insurer, an amount equal to the
                                    Note Insurer premium along with any unpaid
                                    Note Insurer premium;

                           (vii) to the Demand Note provider, the Demand Note Interest Payment Amount;

                           (viii) to the Demand Note provider, reimbursement for any current and previously unreimbursed draws on the Demand Note;

                           (ix) first, to the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian, all reasonable out-of pocket expenses incurred by the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian (such amount generally not to exceed, in the aggregate, $50,000 per annum) and second, to the Back-up Servicer, system conversion expenses, if any, not to exceed $100,000;


                           (x) to the Collateral Agent, for deposit to the Spread Account, until the amount on deposit in the Spread Account is equal to the Spread Account Requisite Amount;

                           (xi) to the Class A Noteholders, in reduction of the outstanding principal amount thereof, until the Overcollateralization Amount is equal to the Required Overcollateralization Target according to the priority set forth in clause (iv) above;

                           (xii) to the Demand Note provider, any Demand Note Supplemental Interest Payment Amount; and

                           (xiii) to the Class R Certificateholder, after the distributions in clauses (i) through (xii) have been made.

Additional Funds:          To the extent the Available Funds are insufficient to
                           cover the amounts in clauses (i) through (vi) above, such deficiency shall be paid first, from amounts on deposit in the Spread Account (other than the Demand
                           Note), to the extent received by the Trust Collateral
                           Agent from the Collateral Agent, second, from amounts available from the Demand Note, to the extent drawn upon by the Trust Collateral Agent and deposited into the Collection Account, and third, with respect to amounts payable under clauses (iii) and (iv) above, such deficiency may be paid from the Policy Claim
                           Amount (as defined herein) with respect to such Payment Date.


Credit Support:            The Class A Notes have the benefit of:
                           (a) excess spread, if any;
                           (b) Overcollateralization, if any;
                           (c) funds, if any, on deposit from time to time in
                               the Spread Account;
                           (d) funds, if any, available from the Demand Note;
                               and
                           (e) the Policy issued by FSA.

                           Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Automobile Loans (including excess spread), second, from withdrawals from amounts on deposit in the Spread Account (other than the Demand Note), third, from draws on the Demand Note and fourth, from draws on the Policy.

Spread Account:            As part of the consideration for the issuance of the
                           Policy, a cash collateral account (the "Spread
                           Account") will be established with the Collateral
                           Agent for the benefit of the Note Insurer and the Trust Collateral Agent on behalf of the Class A
                           Noteholders. The initial deposit into the Spread
                           Account as of the Closing date will be 1.50% of the initial aggregate principal balance of the Automobile
                           Loans.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


                           Amounts on deposit in the Spread Account will be distributed to Class A Noteholders, released to the Collateral Agent for reimbursement of the Demand Note, and thereafter released to the Class R Certificateholder to the extent described in the Prospectus. However, the Spread Account Requisite Amount or the existence of the Spread Account or any other term or provision of the Spread Account Agreement may be amended, modified or terminated by the Note Insurer with the consent of the Transferor and the Collateral Agent, but without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on amounts in the Spread Account or the Demand Note as a source of funds for payments on the Class A Notes.

Overcollateralization
Amount: The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the Automobile Loans over the aggregate principal amount of the Notes. On the Closing Date, the Overcollateralization Amount will be 1.00% of the initial aggregate principal balance of the Automobile Loans. To the extent the Overcollateralization Amount is below the Required Overcollateralization Target, excess cashflow will be paid to the Class A Noteholders to accelerate principal payments thereon in order to build the Overcollateralization Amount until the Required Overcollateralization Target is reached.

Required
Overcollateralization
Target: The "Required Overcollateralization Target" is equal to the Required Total Enhancement Target minus the amount on deposit in Spread Account.

Demand Note:               A demand note (the "Demand Note") will be issued by
                           an affiliate of Citigroup to the Collateral Agent for the benefit of the Note Insurer and the Trust
                           Collateral Agent on behalf of the Trust. The Demand
                           Note will be available to be drawn upon up to the then available Demand Note Amount, subject to the terms and conditions specified in the Sale and Servicing Agreement. Required Total Enhancement
                           Target: On any Payment Date, the "Required Total
                           Enhancement Target" is equal to the amount set forth in the Spread Account Agreement.

Event of Default:          Events of default under the Indenture are described
                           in the Prospectus.

Tax Status of the
Trust: In the opinion of Dewey Ballantine LLP, for federal income tax purposes the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation and the Class A Notes will be characterized as indebtedness.

ERISA Eligibility:         Subject to certain conditions described in the
                           Prospectus, the Class A Notes will be ERISA eligible.
                           See "ERISA Considerations" in the Prospectus.

Optional Redemption:       The Class R Certificateholder may at its option
                           redeem the Class A Notes on any Payment Date on or after which the aggregate principal balance of the Automobile Loans is equal to 10% or less of the aggregate principal balance of the Automobile Loans as of the Cut-off Date, at a redemption price equal to the aggregate of then outstanding principal amount of the Class A Notes plus all accrued and unpaid interest thereon as of such Payment Date, respectively; provided that the Class R
                           Certificateholder's right to exercise such option will be subject to the prior approval of the Note
                           Insurer, but only if, after giving effect thereto, a claim on the Policy would occur or any amount owing to the Note Insurer or the holders of the Class A
                           Notes would remain unpaid as of such Payment Date.

Glossary of Terms:         "Available Funds" for a Payment Date will be the sum
                           of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on the Automobile Loans (including amounts received in connection with extensions, rebates or adjustments on Automobile Loans granted by the Servicer in accordance with the Sale and Servicing Agreement); (ii) all proceeds received during such Collection Period with respect to Automobile Loans that became liquidated during such Collection Period in accordance with the Servicer's customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated
                           Automobile Loan ("Liquidation Proceeds"); (iii) proceeds from Recoveries with respect to Liquidated
                           Automobile Loans; (iv) the Purchase Amount of each
                           Automobile Loan that was repurchased by the Originator or purchased by the Servicer as of the last day of such Collection Period; and (v) any earnings on investments of funds in the Collection
                           Account.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


                           "Closing Date" means October 30, 2003.

                           "Cut-off Date" means September 30, 2003.

                           "Demand Note Amount" shall at the Closing Date equal 2.25% of the initial aggregate principal balance of the Automobile Loans. The Demand Note Amount may be reduced from time to time (and may be reduced to zero) in accordance with its terms and without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on the Demand Note as a source of funds for payments on the Class A Notes.

                           "Demand Note Interest Payment Amount" for any Payment Date, an amount calculated as set forth in the Sale and Servicing Agreement in respect of any accrued interest and unpaid interest associated with the Demand Note Amount.

                           "Demand Note Supplemental Interest Payment Amount" for any Payment Date, an amount calculated as set forth in the Sale and Servicing Agreement.

                            "First Priority Principal Payment" with respect to
                           any Payment Date, an amount equal to the amount, if any, by which the outstanding aggregate principal amount of the Notes exceeds the aggregate principal balance of the Automobile Loans as of the end of the related Collection Period.

                           "Liquidated Automobile Loan" means any Automobile Loan with respect to which any of the following shall have occurred (without duplication): (i) the Automobile Loan has been liquidated by the Servicer through the sale of the related Financed Vehicle,
                           (ii) the related Obligor has failed to pay at least 95% of a scheduled payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a scheduled payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Automobile Loan.

                            "Policy Claim Amount" means, with respect to any
                           Payment Date, (i) the Scheduled Payment, for such Payment Date minus (ii) any reduction in the amounts described in clause (i) above on such Payment Date after giving effect to the application of Available Funds and all funds drawn from the Spread Account, including without limitation any amounts drawn under the Demand Note for deposit in the Spread Account.

                           "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Automobile Loans as of such date (excluding Liquidated Automobile Loans and Automobile Loans purchased by LBAC or the Servicer pursuant to the Sale and Servicing Agreement).

                            "Purchase Amount" means, with respect to an
                           Automobile Loan, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Automobile Loan (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Automobile Loan on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Automobile Loan that became a Liquidated Automobile Loan during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Automobile Loan.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


                           "Reimbursement Obligations" means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the Note Insurer has not been previously paid.

                           "Recoveries" means, with respect to each Liquidated Automobile Loan, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Automobile Loan became a Liquidated Automobile Loan, net of the reasonable costs of liquidation plus any amount required by law to be remitted to the Obligor.

                           "Servicing Fee" means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance as of the end of the second preceding Collection Period and (iii) 1.75%.

                           "Spread Account Requisite Amount" shall have the meaning ascribed to such term in the Spread Account Agreement.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


                     Weighted Average Lives of Class A Notes

         Prepayments on automobile loans can be measured relative to a payment standard or model. The model used in this termsheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of automobile loans in a pool of automobile loans. ABS further assumes that all the automobile loans in question are the same size and amortize at the same rate and that each automobile loan in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of automobile loans originally containing 10,000 automobile loans, a 1% ABS rate means that 100 automobile loans prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of automobile loans, including the Automobile Loans transferred to the issuer.

         As the rate of payment of principal of each class of Class A Notes will depend on the rate of payment (including prepayments) of the principal balance of the Automobile Loans, final payment of any class of Class A Notes could occur significantly earlier than its final scheduled payment date. Reinvestment risk associated with early payment of the Class A Notes of any class will be borne exclusively by the holders of those notes.

         The tables captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" are referred to as the ABS Tables and have been prepared on the basis of the characteristics of the Automobile Loans , with an assumed aggregate principal balance of $252,525,264.85. The ABS Tables assume that:

         o the Automobile Loans prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses, sales of delinquent loans or repurchases and include 30 days' interest thereon;

         o the monthly principal and interest payment on each automobile loan is scheduled to be made and is made on the last day of each month and each month has 30 days;

         o payments are made on the Notes on each Payment Date (and each such date is assumed to be the fifteenth day of each applicable month);

         o    assuming all monthly fees as per the Priority of Payments;

         o assuming a Class A-1 Note interest rate of 1.49% and a Class A-2 Note interest rate of 2.97% ; and

         o the Class R Certificateholder exercises its optional redemption right.

         The ABS Tables indicate the projected weighted average life of each class of Class A Notes and sets forth the percentage of the initial principal amount of each class of Class A Notes that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

         The ABS Tables also assume that the Automobile Loans have been aggregated into five hypothetical pools with all of the Automobile Loans within each pool having the following characteristics and that the level scheduled payment for each pool, which is based on the aggregate principal balance, annual percentage rate, original term to maturity and remaining term to maturity as of the Cut-off Date will be such that each pool will be fully amortized by the end of its remaining term to maturity.

      Pool         Total Current Balance      WA Gross Coupon    WA Original Term (months)   WA Remaining Term (months)
-------------------------------------------------------------------------------------------------------------------------

       1                 $4,979,892.24            13.63346%                 66                           50
       2                $55,230,625.57            10.48612%                 60                           59
       3                $13,145,780.25             9.67582%                 66                           65
       4               $171,199,667.20             9.47333%                 72                           71
       5                 $7,969,299.59            11.03651%                 46                           45
-------------------------------------------------------------------------------------------------------------------------

The actual characteristics and performance of the Automobile Loans will differ from the assumptions used in preparing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Automobile Loans will prepay at a constant ABS rate until maturity or that all of the Automobile Loans will prepay at the same ABS rate. Moreover, the diverse terms of Automobile Loans within the hypothetical pool could produce slower or faster principal payments than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Automobile Loans are as assumed. Any difference between those assumptions and the actual characteristics and performance of the Automobile Loans, or actual prepayment experience, will affect the percentages of initial principal amounts outstanding over time and the weighted average life of each class of Class A Notes.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Class A-1 Notes(1)
                                                                -------------------------------------------------------------------
             Payment Date                                           1.25%          1.50%         1.70%         2.00%         2.25%
  -------------------------------------------------------       -------------  -----------   -----------   -----------   ----------
  Closing Date...........................................         100.00         100.00        100.00        100.00        100.00
  11/15/2003.............................................          95.61          95.23         94.92         94.46         94.06
  12/15/2003.............................................          91.39          90.64         90.03         89.11         88.34
  1/15/2004..............................................          87.22          86.10         85.21         83.85         82.71
  2/15/2004..............................................          83.09          81.63         80.45         78.67         77.17
  3/15/2004..............................................          79.01          77.21         75.76         73.57         71.72
  4/15/2004..............................................          74.98          72.86         71.15         68.55         66.37
  5/15/2004..............................................          71.00          68.56         66.60         63.62         61.11
  6/15/2004..............................................          67.07          64.33         62.12         58.77         55.95
  7/15/2004..............................................          63.19          60.15         57.70         54.00         50.88
  8/15/2004..............................................          59.35          56.03         53.36         49.31         45.90
  9/15/2004..............................................          55.56          51.97         49.08         44.98         41.57
  10/15/2004.............................................          52.12          48.55         45.68         41.33         37.66
  11/15/2004.............................................          49.25          45.44         42.38         37.73         33.82
  12/15/2004.............................................          46.42          42.38         39.12         34.20         30.05
  1/15/2005..............................................          43.61          39.35         35.92         30.73         26.35
  2/15/2005..............................................          40.84          36.37         32.77         27.31         22.73
  3/15/2005..............................................          38.10          33.43         29.66         23.97         19.17
  4/15/2005..............................................          35.39          30.53         26.61         20.68         15.69
  5/15/2005..............................................          32.72          27.68         23.61         17.46         12.28
  6/15/2005..............................................          30.08          24.87         20.66         14.30          8.95
  7/15/2005..............................................          27.48          22.10         17.77         11.21          5.69
  8/15/2005..............................................          24.91          19.38         14.93          8.19          2.51
  9/15/2005..............................................          22.38          16.71         12.14          5.23          0.00
  10/15/2005.............................................          19.89          14.09          9.41          2.34          0.00
  11/15/2005.............................................          17.43          11.51          6.74          0.00          0.00
  12/15/2005.............................................          15.01           8.98          4.12          0.00          0.00
  1/15/2006..............................................          12.62           6.50          1.56          0.00          0.00
  2/15/2006..............................................          10.28           4.07          0.00          0.00          0.00
  3/15/2006..............................................           7.97           1.68          0.00          0.00          0.00
  4/15/2006..............................................           5.71           0.00          0.00          0.00          0.00
  5/15/2006..............................................           3.48           0.00          0.00          0.00          0.00
  6/15/2006..............................................           1.29           0.00          0.00          0.00          0.00
  7/15/2006..............................................           0.00           0.00          0.00          0.00          0.00
  8/15/2006..............................................           0.00           0.00          0.00          0.00          0.00
  9/15/2006..............................................           0.00           0.00          0.00          0.00          0.00
  10/15/2006.............................................           0.00           0.00          0.00          0.00          0.00
  11/15/2006.............................................           0.00           0.00          0.00          0.00          0.00
  12/15/2006............................................            0.00           0.00          0.00          0.00          0.00
  1/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  2/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  3/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  4/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  5/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  6/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  7/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  8/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  9/15/2007..............................................           0.00           0.00          0.00          0.00          0.00
  10/15/2007.............................................           0.00           0.00          0.00          0.00          0.00
  11/15/2007............................................            0.00           0.00          0.00          0.00          0.00
  12/15/2007............................................            0.00           0.00          0.00          0.00          0.00
  1/15/2008..............................................           0.00           0.00          0.00          0.00          0.00
  ---------------------------------------------------------------------------------------------------------------------------------
  Weighted Average Life to Maturity (Years) (2)(3)                  1.18           1.07          1.00          0.90          0.83
  Weighted Average Life to Call (Years) (2)(4)                      1.18           1.07          1.00          0.90          0.83
  ---------------------------------------------------------------------------------------------------------------------------------

(1) The Final Scheduled Payment Date is the February 2006 Payment Date; payment of interest and principal in full of the Notes on such date is guaranteed by the Policy to the extent described herein.
(2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(3) This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the Automobile Loans.
(4) This calculation assumes that the Class R Certificateholder exercises its option to purchase the Automobile Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Class A-2 Notes(1)
                                                                -------------------------------------------------------------------
             Payment Date                                           1.25%          1.50%         1.70%         2.00%         2.25%
  -------------------------------------------------------       -------------  -----------   -----------   -----------   ----------
  Closing Date...........................................           100.00        100.00       100.00        100.00        100.00
   11/15/2003.............................................          100.00        100.00       100.00        100.00        100.00
   12/15/2003.............................................          100.00        100.00       100.00        100.00        100.00
   1/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   2/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   3/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   4/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   5/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   6/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   7/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   8/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   9/15/2004..............................................          100.00        100.00       100.00        100.00        100.00
   10/15/2004.............................................          100.00        100.00       100.00        100.00        100.00
   11/15/2004.............................................          100.00        100.00       100.00        100.00        100.00
   12/15/2004.............................................          100.00        100.00       100.00        100.00        100.00
   1/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   2/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   3/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   4/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   5/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   6/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   7/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   8/15/2005..............................................          100.00        100.00       100.00        100.00        100.00
   9/15/2005..............................................          100.00        100.00       100.00        100.00         98.75
   10/15/2005.............................................          100.00        100.00       100.00        100.00         92.33
   11/15/2005.............................................          100.00        100.00       100.00         98.99         86.09
   12/15/2005.............................................          100.00        100.00       100.00         93.15         80.01
   1/15/2006..............................................          100.00        100.00       100.00         87.45         74.11
   2/15/2006..............................................          100.00        100.00        98.00         81.92         68.35
   3/15/2006..............................................          100.00        100.00        92.81         76.54         62.25
   4/15/2006..............................................          100.00         98.63        87.75         71.31         56.39
   5/15/2006..............................................          100.00         93.78        82.82         65.98         50.73
   6/15/2006..............................................          100.00         89.05        78.02         60.52         45.27
   7/15/2006..............................................           98.19         84.43        73.35         55.26         40.00
   8/15/2006..............................................           93.72         79.93        68.81         50.17         34.94
   9/15/2006..............................................           89.34         75.53        63.94         45.34         30.09
   10/15/2006.............................................           85.05         71.26        59.21         40.68          0.00
   11/15/2006.............................................           80.86         66.93        54.63         36.21          0.00
   12/15/2006............................................            76.75         62.45        50.21         31.92          0.00
   1/15/2007..............................................           72.74         58.10        45.94          0.00          0.00
   2/15/2007..............................................           68.83         53.88        41.84          0.00          0.00
   3/15/2007..............................................           64.60         49.81        37.90          0.00          0.00
   4/15/2007..............................................           60.47         45.87        34.12          0.00          0.00
   5/15/2007..............................................           56.45         42.08        30.52          0.00          0.00
   6/15/2007..............................................           52.54         38.43         0.00          0.00          0.00
   7/15/2007..............................................           48.74         34.92         0.00          0.00          0.00
   8/15/2007..............................................           45.17         31.65         0.00          0.00          0.00
   9/15/2007..............................................           41.72          0.00         0.00          0.00          0.00
   10/15/2007.............................................           38.37          0.00         0.00          0.00          0.00
   11/15/2007............................................            35.14          0.00         0.00          0.00          0.00
   12/15/2007............................................            32.02          0.00         0.00          0.00          0.00
   1/15/2008..............................................            0.00          0.00         0.00          0.00          0.00
   --------------------------------------------------------------------------------------------------------------------------------
   Weighted Average Life to Maturity (Years) (2)(3)                   3.83          3.52         3.26          2.90          2.64
   Weighted Average Life to Call (Years) (2)(4)                       3.66          3.36         3.12          2.79          2.56
   --------------------------------------------------------------------------------------------------------------------------------

   (1) The Final Scheduled Payment Date is the June 2007 Payment Date; payment of interest and principal in full of the Notes on such date is guaranteed by the Policy to the extent described herein.
   (2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
   (3) This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the Automobile Loans.
   (4) This calculation assumes that the Class R Certificateholder exercises its option to purchase the Automobile Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------


               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C
                         Balances as of the Cut-off Date

Total Current Balance                                   $252,525,264.85
Total Amount Financed                                   $259,554,520.85

Number Of Total Portfolio Loans                                  12,955

                                                                                             Minimum           Maximum
Average Current
Balance                                                      $19,492.49                    $1,031.39        $57,413.78
Average Amount
Financed                                                     $20,035.08                    $3,245.68        $58,822.30

Weighted Average APR
Rate                                                              9.837%                       3.490            23.950%
Weighted Average Adjusted APR
Rate                                                              9.837%                       3.490            23.950%

Weighted Average Original Loan
Term                                                                 68  months                   24                72  months
Weighted Average Remaining
Term                                                                 66  months                    3                72  months
Weighted Average Loan
Age                                                                   2  months                    0                63  months

Top Dealer State Concentrations (%)                29.85% (CA) / 9.82% (FL) / 7.08% (NV)
New-Used Breakdown (%)                             45.32% (New) / 54.68 % (Used)
Top Manufacturer Concentrations (%)                25.14% (Ford) / 14.88% (Chevrolet) / 12.40% (Dodge)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
Current Balance ($)                                      Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------

      1,031.39   -     2,500.00                                        81            $152,817.46                0.06%
      2,500.01   -     5,000.00                                       158             594,354.82                0.24
      5,000.01   -     7,500.00                                       391           2,496,206.20                0.99
      7,500.01   -    10,000.00                                       734           6,463,416.57                2.56
     10,000.01  -     12,500.00                                     1,053          11,935,923.02                4.73
     12,500.01  -     15,000.00                                     1,439          19,826,090.86                7.85
     15,000.01  -     17,500.00                                     1,618          26,348,442.84               10.43
     17,500.01  -     20,000.00                                     1,715          32,215,663.18               12.76
     20,000.01  -     22,500.00                                     1,593          33,802,032.23               13.39
     22,500.01  -     25,000.00                                     1,229          29,104,907.61               11.53
     25,000.01  -     27,500.00                                       983          25,732,256.90               10.19
     27,500.01  -     30,000.00                                       685          19,662,777.44                7.79
     30,000.01  -     32,500.00                                       501          15,610,326.47                6.18
     32,500.01 -      35,000.00                                       312          10,499,261.99                4.16
     Greater than $35,000                                             463          18,080,787.26                7.16
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85              100.00%
=================================================== ====================== ====================== ======================

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
APR Rate (%)                                             Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------
  3.490  -  4.000                                                      27            $519,350.72                0.21%
  4.001  -  5.000                                                     481          10,049,918.53                3.98
  5.001  -  6.000                                                     956          20,225,550.67                8.01
  6.001  -  7.000                                                   1,151          25,180,732.33                9.97
  7.001  -  8.000                                                   1,432          30,528,167.51               12.09
  8.001  -  9.000                                                   1,557          32,938,538.90               13.04
  9.001  - 10.000                                                   1,652          33,905,872.19               13.43
 10.001  - 11.000                                                   1,201          24,014,833.61                9.51
 11.001  - 12.000                                                   1,019          19,352,343.05                7.66
 12.001  - 13.000                                                   1,001          18,539,293.54                7.34
 13.001  - 14.000                                                     722          12,629,124.64                5.00
 14.001  - 15.000                                                     628           9,980,984.88                3.95
 15.001  - 16.000                                                     430           6,424,365.24                2.54
 16.001  - 17.000                                                     341           4,312,005.17                1.71
 17.001  - 18.000                                                     208           2,179,206.62                0.86
 18.001  - 19.000                                                      66             909,394.00                0.36
 19.001  - 20.000                                                      56             607,347.95                0.24
 20.001  - 21.000                                                      19             191,137.71                0.08
 21.001  - 22.000                                                       2              15,705.14                0.01
 22.001  - 23.000                                                       4              12,723.25                0.01
 23.001  - 23.950                                                       2               8,669.20                0.00
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85                100.00%
=================================================== ====================== ====================== ======================


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
Adjusted APR Rate (%)                                    Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------
  3.490  -  4.000                                                      27            $519,350.72                0.21%
  4.001  -  5.000                                                     481          10,049,918.53                3.98
  5.001  -  6.000                                                     956          20,225,550.67                8.01
  6.001  -  7.000                                                   1,151          25,180,732.33                9.97
  7.001  -  8.000                                                   1,432          30,528,167.51               12.09
  8.001  -  9.000                                                   1,557          32,938,538.90               13.04
  9.001  - 10.000                                                   1,652          33,905,872.19               13.43
 10.001  - 11.000                                                   1,201          24,014,833.61                9.51
 11.001  - 12.000                                                   1,019          19,352,343.05                7.66
 12.001  - 13.000                                                   1,001          18,539,293.54                7.34
 13.001  - 14.000                                                     722          12,629,124.64                5.00
 14.001  - 15.000                                                     628           9,980,984.88                3.95
 15.001  - 16.000                                                     430           6,424,365.24                2.54
 16.001  - 17.000                                                     341           4,312,005.17                1.71
 17.001  - 18.000                                                     208           2,179,206.62                0.86
 18.001  - 19.000                                                      66             909,394.00                0.36
 19.001  - 20.000                                                      56             607,347.95                0.24
 20.001  - 21.000                                                      19             191,137.71                0.08
 21.001  - 22.000                                                       3              18,923.66                0.01
 22.001  - 23.000                                                       4              12,723.25                0.01
 23.001  - 23.950                                                       1               5,450.68                0.00
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85              100.00%
=================================================== ====================== ====================== ======================

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
Remaining Term (Months)                                  Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------

   3  -   6                                                            52            $102,871.16                0.04%
   7  -  12                                                           144             488,603.28                0.19
  13  -  18                                                            27             147,523.05                0.06
  19  -  24                                                            47             356,742.54                0.14
  25  -  30                                                            15             101,801.09                0.04
  31  -  36                                                           168           1,443,531.76                0.57
  37  -  42                                                            41             334,352.08                0.13
  43  -  48                                                           449           4,636,374.74                1.84
  49  -  54                                                           238           2,852,151.00                1.13
  55  -  60                                                         3,556          55,306,326.08               21.90
  61  -  66                                                           833          15,117,919.76                5.99
  67  -  72                                                         7,385         171,637,068.31               67.97
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85              100.00%
=================================================== ====================== ====================== ======================

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
Loan Age (Months)                                        Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------

 0                                                                  3,472         $70,233,783.75               27.81%
 1                                                                  3,456          69,411,060.69               27.49
 2                                                                  2,831          55,644,983.64               22.04
 3                                                                  2,290          44,441,843.31               17.60
 4-6                                                                  483           8,864,445.27                3.51
 7 or more                                                            423           3,929,148.19                1.56
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85              100.00%
=================================================== ====================== ====================== ======================

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
Dealer State                                             Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------
California                                                          3,821         $75,385,886.31               29.85%
Florida                                                             1,282          24,795,967.76                9.82
Nevada                                                                898          17,875,168.87                7.08
Arizona                                                               828          16,782,900.06                6.65
Georgia                                                               717          15,273,450.79                6.05
North Carolina                                                        616          12,676,152.43                5.02
Oklahoma                                                              649          12,496,557.54                4.95
Missouri                                                              539          10,667,804.32                4.22
South Carolina                                                        485           9,520,445.85                3.77
Colorado                                                              460           9,121,863.90                3.61
Washington                                                            366           7,097,634.35                2.81
Oregon                                                                358           6,723,329.40                2.66
New York                                                              342           5,706,788.65                2.26
New Jersey                                                            293           5,004,926.45                1.98
Massachusetts                                                         294           4,993,161.08                1.98
Kansas                                                                209           4,052,852.23                1.60
Indiana                                                               182           3,587,996.63                1.42
Illinois                                                              112           2,122,617.87                0.84
Pennsylvania                                                          123           2,070,440.42                0.82
Michigan                                                              111           1,926,431.48                0.76

 All Others ( 10 )                                                    270           4,642,888.46                1.84
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85              100.00%
=================================================== ====================== ====================== ======================

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
Collateral Year                                          Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------
 1987                                                                   1              $4,691.54                0.00%
 1991                                                                   1               3,305.52                0.00
 1992                                                                   2              13,420.38                0.01
 1993                                                                   7              22,502.25                0.01
 1994                                                                  15              71,591.12                0.03
 1995                                                                  60             297,057.54                0.12
 1996                                                                 132             820,547.48                0.32
 1997                                                                 269           2,474,256.03                0.98
 1998                                                                 442           4,953,958.24                1.96
 1999                                                                 912          13,218,436.61                5.24
 2000                                                               2,068          34,579,818.24               13.69
 2001                                                               1,692          30,767,432.87               12.18
 2002                                                               1,741          33,368,150.60               13.21
 2003                                                               5,145         120,197,089.22               47.60
 2004                                                                 468          11,733,007.21                4.65
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85              100.00%
=================================================== ====================== ====================== ======================


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
         Long Beach Acceptance Auto Receivables Trust 2003-C
         Asset-Backed Notes
         $250,000,000  (approximate)
--------------------------------------------------------------------------------

                                                                                                         % of Aggregate
                                                                               Principal Balance      Principal Balance
                                                                Number of      Outstanding as of      Outstanding as of
Manufacturer                                             Automobile Loans       the Cut-off Date       the Cut-off Date
--------------------------------------------------- ---------------------- ---------------------- ----------------------

Acura                                                                  36            $597,518.49                0.24%
Audi                                                                   14             315,810.02                0.13
BMW                                                                    53           1,294,014.57                0.51
Buick                                                                  63           1,017,153.30                0.40
Cadillac                                                               49           1,119,597.38                0.44
Chevrolet                                                           1,828          37,585,845.39               14.88
Chrysler                                                              449           8,756,790.97                3.47
Dodge                                                               1,519          31,312,787.91               12.40
Eagle                                                                   1               6,826.21                0.00
Ford                                                                3,086          63,490,208.00               25.14
Geo                                                                     2               6,004.13                0.00
GMC                                                                   352           7,846,791.22                3.11
Honda                                                                 439           7,406,918.16                2.93
Hummer                                                                  6             249,541.52                0.10
Hyundai                                                               634          10,628,484.99                4.21
Infiniti                                                               43             852,066.40                0.34
Isuzu                                                                 106           1,742,070.76                0.69
Jaguar                                                                 12             355,669.54                0.14
Jeep                                                                  457           9,003,859.63                3.57
Jimmy                                                                   1              13,937.11                0.01
Kia                                                                   121           1,929,408.43                0.76
Land Rover                                                             16             339,744.03                0.13
Lexus                                                                  59           1,351,615.62                0.54
Lincoln                                                               113           2,541,163.62                1.01
Mazda                                                                 246           4,352,917.46                1.72
Mercedes                                                               86           2,414,050.00                0.96
Mercury                                                               134           1,955,031.30                0.77
Mini                                                                    2              38,803.16                0.02
Mitsubishi                                                            475           8,597,068.71                3.40
Nissan                                                                647          11,709,049.00                4.64
Oldsmobile                                                             95           1,345,276.13                0.53
Plymouth                                                               32             298,055.11                0.12
Pontiac                                                               260           4,113,474.60                1.63
Porsche                                                                 7             216,226.93                0.09
Saab                                                                    9             181,683.73                0.07
Saturn                                                                144           1,819,961.53                0.72
Subaru                                                                 42             833,319.81                0.33
Suzuki                                                                 50             770,920.00                0.31
Toyota                                                              1,087          21,060,379.95                8.34
Volkswagen                                                            138           2,133,153.70                0.84
Volvo                                                                  42             922,066.33                0.37
--------------------------------------------------- ---------------------- ---------------------- ----------------------
Total                                                              12,955        $252,525,264.85              100.00%
=================================================== ====================== ====================== ======================

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.